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                                                                   EXHIBIT 10.63



                     LIMITED LIABILITY COMPANY AGREEMENT OF
                          HIGHWAYMASTER OF CANADA, LLC


                     (A DELAWARE LIMITED LIABILITY COMPANY)









              THESE MEMBERSHIP INTERESTS HAVE NOT BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR
             PURSUANT TO THE PROVISIONS OF ANY STATE SECURITIES ACT





                 CERTAIN RESTRICTIONS ON TRANSFERS OF INTERESTS
                              ARE SET FORTH HEREIN



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                               TABLE OF CONTENTS
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
ARTICLE I  Definitions............................................................................................1
ARTICLE II  Organization..........................................................................................5
         Section 2.1.               Formation.....................................................................5
         Section 2.2.               Name, Place of Business and Office............................................5
         Section 2.3.               Classification of the Company.................................................6
         Section 2.4.               Registered Office and Registered Agent........................................6
         Section 2.5.               Purposes and Character of Business; Powers....................................6
         Section 2.6.               Term..........................................................................6
ARTICLE III  Company Capital......................................................................................6
         Section 3.1.               Initial Capital Contributions of the Members..................................6
         Section 3.2.               Additional Capital Contributions of the Members...............................7
         Section 3.3.               Company Capital...............................................................7
         Section 3.4.               Liability of Members..........................................................7
         Section 3.5.               Loans by Members or Affiliates................................................8
         Section 3.6.               Capital Accounts..............................................................8
         Section 3.7.               Sharing Ratios................................................................9
ARTICLE IV  Manager...............................................................................................9
         Section 4.1.               Election......................................................................9
         Section 4.2.               Vacancies....................................................................10
         Section 4.3.               Powers of Manager............................................................10
         Section 4.4.               Transactions with Related Parties............................................10
         Section 4.5.               Indemnification of the Manager...............................................10
ARTICLE V  Allocations and Distributions.........................................................................11
         Section 5.1.               Distributions................................................................11
         Section 5.2.               Allocations of Profits and Losses............................................11
         Section 5.3.               Compliance with Code.........................................................14
         Section 5.4.               Allocations upon Transfer of Membership Interest.............................14
ARTICLE VI  Meetings of Members..................................................................................15
         Section 6.1.               Place of Meetings............................................................15
         Section 6.2.               Notice of Meetings of Members................................................15
         Section 6.3.               Quorum.......................................................................15
         Section 6.4.               Voting on Matters............................................................16
         Section 6.5.               List of Members Entitled to Vote.............................................16
         Section 6.6.               Actions With or Without a Meeting and Telephone Meetings.....................16
ARTICLE VII  Transferability of Member's Interest................................................................16
         Section 7.1.               Restrictions on Transfer of Interest of a Member.............................16
         Section 7.2.               Assignees....................................................................17
         Section 7.3.               Substituted Members..........................................................18
ARTICLE VIII  Books and Records; Accounting; Reporting; Tax Elections; Etc.......................................18
         Section 8.1.               Books and Records............................................................18
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
         Section 8.2.               Accounting Basis for Tax Reporting Purposes; Fiscal Year.....................19
         Section 8.3.               Reports......................................................................19
         Section 8.4.               Tax Matters Partner..........................................................19
ARTICLE IX  Dissolution, Liquidation and Termination of the Membership...........................................19
         Section 9.1.               Events Causing Dissolution...................................................19
         Section 9.2.               Liquidation; Sale of Substantially all of the Assets.........................20
         Section 9.3.               Distributions in Kind........................................................20
ARTICLE X  Miscellaneous Provisions..............................................................................21
         Section 10.1.              Address for Notices..........................................................21
         Section 10.2.              Additional Documents and Acts................................................21
         Section 10.3.              Assumed Name.................................................................21
         Section 10.4.              Qualification in Foreign Jurisdictions.......................................21
         Section 10.5.              Application of Delaware Law..................................................21
         Section 10.6.              No Action for Partition......................................................22
         Section 10.7.              Headings and Sections........................................................22
         Section 10.8.              Amendment of Certificate of Formation and Agreement..........................22
         Section 10.9.              Numbers and Gender...........................................................22
         Section 10.10.             Binding Effect...............................................................22
         Section 10.11.             Counterparts.................................................................22
         Section 10.12.             Approvals....................................................................22

SCHEDULE 1                 Names, Addresses, Initial Capital Contributions, and Sharing Ratios of the Members
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

                      LIMITED LIABILITY COMPANY AGREEMENT
                        OF HIGHWAYMASTER OF CANADA, LLC

         This Limited Liability Company Agreement of HighwayMaster of Canada, LLC, is hereby duly adopted, approved, ratified, and confirmed as the Limited Liability Company Agreement of HighwayMaster of Canada, LLC, a Delaware limited liability company, effective as of the 3rd day of March, 2000, by the party signing this Agreement as the initial Manager and Member of the Company.

         The Certificate of Formation of the Company, dated March 3, 2000, was filed in the office of the Secretary of State of Delaware on March 3, 2000.


                                   ARTICLE I

                                  DEFINITIONS

         The definitions used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article.

         1. "ACT" means the Delaware Limited Liability Company Act, as amended from time to time.

         2. "ADDITIONAL CAPITAL CONTRIBUTION" means any amount contributed or deemed to be contributed to the capital of the Company by the Members pursuant to Section 3.2.

         3. "ADJUSTED CAPITAL ACCOUNT" means, with respect to any Member, such Member's Capital Account as of the end of any relevant date after giving effect to the following adjustments:

                  (a) Credit to such Capital Account any amounts which such Member is deemed to be obligated to restore pursuant to Treasury Regulations
Section 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (b) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

         The foregoing definition of "Adjusted Capital Account" is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and 1.704-2, and shall be interpreted consistently therewith.

         4. "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member, the deficit balance, if any, in that Member's Adjusted Capital Account.

         5. "AFFILIATE" means any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person to whom reference is made. The term "control" as used herein (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power (a) to vote fifty percent (50%) or more of the outstanding voting securities of or voting interest in a Person, or (b) otherwise to direct the management policies of such Person by contract or otherwise.

         6. "AGREEMENT" means this Limited Liability Company Agreement, as amended from time to time.

         7. "AVAILABLE FUNDS" means Company cash on hand, as of the date of computation, including (without limitation) cash derived from any one or more of the following sources: (a) the Capital Contributions of the Members made pursuant to the terms of this Agreement, (b) the proceeds of any sale or other disposition of all or any portion of the assets, including, but not limited to, any insurance proceeds, and (c) all Company operating income.

         8. "BANKRUPT MEMBER" means any Member who is insolvent, who has filed a voluntary petition in bankruptcy or against whom a third party has filed an involuntary petition in bankruptcy and the same is not dismissed within thirty
(30) days.

         9. "BOOK VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except (a) the initial Book Value of any asset contributed by a Member to the Company shall be the fair market value of such asset, as determined by the Manager; (b) the Book Value of all Company assets shall be adjusted in the event of a revaluation as provided in Section 3.6(d); (c) the Book Value of any Company asset distributed to any Member shall be the fair market value of such asset on the date of distribution as determined by the Manager; and (d) such Book Value shall be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         10. "CAPITAL ACCOUNT" means with respect to any Member, the account maintained for such Member in a manner which the Manager determines is in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv).

         11. "CAPITAL CONTRIBUTIONS" means the total of all capital contributions of the Members pursuant to Sections 3.1 and 3.2, including, but not limited to, the Initial Capital Contributions and the Additional Capital Contributions.

         12. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         13. "COMPANY" means HighwayMaster of Canada, LLC, a Delaware limited liability company.



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         14. "DEPRECIATION" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period (as a result of property contributions or adjustments to such values), Depreciation shall be adjusted as necessary so as to be an amount which bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period is zero, Depreciation for such year or other period shall be determined with reference to such beginning Book Value using any reasonable method selected by the Manager.

         15. "DISTRIBUTABLE CASH FLOW" means any Available Funds not required to meet current or anticipated obligations of the Company, as determined by the Manager. In determining what cash is available for distribution, the Manager may retain such amounts as the Manager in its sole discretion determine will be required to pay the Company's debts, obligations and expenses, and to accomplish the Company's goals and operating results, whether then accrued or anticipated to accrue in the future.

         16. "FISCAL YEAR" means the fiscal year of the Company as established in Section 8.2.

         17. "INITIAL CAPITAL CONTRIBUTION" means, as to any Member, any amount contributed to the capital of the Company by a Member pursuant to Section 3.1.

         18. "MAJORITY" means, with respect to any referenced group of Members, a combination of such Members who, in the aggregate, own more than fifty percent (50%) of the Sharing Ratios owned by all of the Members included in such referenced group, and, with respect to any other referenced group of persons, more than fifty percent (50%) of the total number of such persons.

         19. "MANAGER" means any person or persons that are elected to act as managers of the Company as provided herein. "MANAGERS" means all such persons collectively in their capacity as Managers of the Company.

         20. "MEMBER" means the parties listed as Members on Schedule 1 of this Agreement or any successor or successors to all or part of any such Member's Membership Interest, or any party admitted as an additional member to the Company in accordance with this Agreement and the Act, each in the capacity as a Member of the Company. "MEMBERS" mean all such persons collectively in their capacity as Members of the Company.

         21. "MEMBER NONRECOURSE DEBT" means any nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) of the Company for which any Member bears the



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economic risk of loss, in accordance with Treasury Regulations Sections
1.704-2(b)(4) and 1.752-2.

         22. "MEMBER NONRECOURSE DEBT MINIMUM GAIN" means, for each Member, the amount of Minimum Gain for the Fiscal year or other period attributable to such Member's "partner nonrecourse debt," determined in accordance with Treasury Regulations Section 1.704-2(i)(2).

         23. "MEMBER NONRECOURSE DEDUCTIONS" means any Losses or other losses or deductions of the Company that must be allocated to a Member who bears the economic risk of loss for the "partner nonrecourse liability" to which the Losses or other losses or other deductions relate, determined in accordance with Treasury Regulations Section 1.704-2(i)(1).

         24. "MEMBERSHIP INTEREST" means all of the rights and obligations of a Member in respect of such Member's ownership interest in the Company, including but not limited to the right to receive distributions and any obligation to make Capital Contributions under this Agreement.

         25. "MINIMUM GAIN" means, with respect to all nonrecourse liabilities of the Company, the minimum amount of gain that would be realized by the Company if the Company disposed of the Company property subject to such liability in full satisfaction thereof computed in accordance with Treasury Regulations Section 1.704-2(d).

         26. "MINIMUM GAIN SHARE" means, for each Member, such Member's share of Minimum Gain for the Fiscal Year (after taking into account any decrease in Minimum Gain for such year), such share to be determined under Treasury Regulations Section 1.704-2(g).

         27. "NONRECOURSE DEDUCTIONS" means, for each Fiscal Year or other period, an amount of Company deductions that are characterized as "nonrecourse deductions" under Treasury Regulations Section 1.704-2(c).

         28. "PERSON" OR "PERSON" means an individual, a corporation, a sole proprietorship, a partnership, a limited liability company, an association, a trust, a joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         29. "PROFITS" and "LOSSES" means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;




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                  (b) Any expenditures of the Company described in Code Section
705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition, shall be subtracted from such taxable income or loss;

                  (c) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from such Book Value;

                  (d) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the definition of "Depreciation" herein; and

                  (e) Notwithstanding any other provision of this definition, any items which are specifically allocated pursuant to Section 5.2(c) shall not be taken into account in computing Profits or Losses.

         30. "SHARING RATIO" means, with respect to any Member, the percentage assigned to such Member in accordance with Section 3.7, as such percentage may change from time to time.

         31. "TREASURY REGULATIONS" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).


                                  ARTICLE II

                                  ORGANIZATION

         SECTION 2.1. FORMATION

         The Company was formed upon the filing of the Certificate of Formation of the Company on March 3, 2000, pursuant to the Act.

         SECTION 2.2. NAME, PLACE OF BUSINESS AND OFFICE

         The name of the Company is HighwayMaster of Canada, LLC, although such business may be conducted under any other name to the extent permitted by local law. The Company shall maintain its principal office at the following address:
1155 Kas Drive, Suite 100, Richardson, Texas, 75081. The Manager may at any time change the location of the Company's


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

office and may establish additional offices, if it deems it advisable. The Manager shall promptly give the Members written notice of any change in location of the principal office of the Company.

         SECTION 2.3. CLASSIFICATION OF THE COMPANY

         Notwithstanding anything to the contrary contained herein, the Members intend that the Company shall be classified as a corporation for federal tax purposes and shall be subject to all federal tax laws governing corporations. The Members intend that the Company not be a corporation for any purposes other than federal tax purposes, and this Agreement may not be construed to suggest otherwise.

         SECTION 2.4. REGISTERED OFFICE AND REGISTERED AGENT

         The Company's initial registered office shall be 1209 Orange Street, Wilmington, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Corporation.

         SECTION 2.5. PURPOSES AND CHARACTER OF BUSINESS; POWERS

         The purposes and character of the business of the Company are to transact any or all lawful business for which limited liability companies may be organized under the Act. The Company shall have any and all powers which are necessary or desirable to carry out the purposes and business of the Company.

         SECTION 2.6. TERM

         The term of existence of the Company shall be perpetual, unless the Company is earlier dissolved in accordance with either the provisions of this Agreement or the Act.

                                  ARTICLE III

                                COMPANY CAPITAL

         SECTION 3.1. INITIAL CAPITAL CONTRIBUTIONS OF THE MEMBERS

                  (a) Upon the execution of this Agreement, the Members shall contribute cash and/or property to the Company in the amount set forth as the Initial Capital Contribution of such Member on Schedule 1 attached hereto and hereby made a part hereof. Such cash shall be the Initial Capital Contribution of each such Member and each such Member agrees to make its Initial Capital Contribution.

                  (b) Upon making the initial Capital Contribution, the Members shall receive its Membership Interest and its initial Sharing Ratio, as set forth on Schedule 1.



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         SECTION 3.2. ADDITIONAL CAPITAL CONTRIBUTIONS OF THE MEMBERS

                  (a) A Member may make an optional Additional Capital Contribution to the Company at any time at the request of and upon receiving the consent of the Manager. No Member shall be required to make any Additional Capital Contribution unless such Member consents thereto.

                  (b) If any Member makes a payment directly to a creditor or another Member in satisfaction of any indebtedness of the Company pursuant to any indemnity, guaranty or contribution obligation of such Member which has been approved by the Manager in respect of Company indebtedness, or if any collateral interest granted by such Member to such creditor or other Member which has been approved by the Manager to secure any such indebtedness is foreclosed and the proceeds of such foreclosure are applied to reduce or satisfy such indebtedness and any foreclosure-related expenses, such Member shall be deemed to have made a permitted Additional Capital Contribution equal to such amount, shall receive a credit to its Capital Account in the amount thereof.

         SECTION 3.3. COMPANY CAPITAL

                  (a) Except as may be otherwise specifically provided in this Agreement, no Member shall be paid interest on any Capital Contribution to the Company.

                  (b) No Member shall have the right to withdraw all or any part of its Capital Contribution or to receive any return on any portion of its Capital Contribution, except as may be otherwise specifically provided in this Agreement.

                  (c) Under circumstances involving a return of any Capital Contribution, no Member shall have the right to receive property other than cash.

         SECTION 3.4. LIABILITY OF MEMBERS

                  (a) No Member shall be liable for the debts, liabilities, contracts or any other obligation of the Company, except to the extent expressly provided herein or in the Act. No Member shall be liable for the debts or liabilities of any other Member.

                  (b) No Member shall be required to contribute to the capital of, or loan, the Company any funds other than as expressly required in this Agreement.

                  (c) The Manager shall not be liable for the return of all or any portion of the Capital Contributions of any Member.

                  (d) Except as otherwise expressly provided herein, no Member shall have any priority over any other Member as to the return of its contributions to capital or as to compensation by way of income.



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         SECTION 3.5. LOANS BY MEMBERS OR AFFILIATES

         Any Member or Affiliate may (but shall not be obligated to) at any time, upon obtaining the consent of the Manager, loan money or guarantee a loan to the Company to finance Company operations, to finance or refinance any assets of the Company, to pay the debts and obligations of the Company, or for any other Company purpose. If any Member or its Affiliate lends funds or guarantees a loan of funds to the Company, such Member or Affiliate shall be entitled to receive interest on such loan, or a fee for guaranteeing any such loan, at an interest rate or fee to be agreed upon by such Member or Affiliate and the Manager.

         SECTION 3.6. CAPITAL ACCOUNTS

                  (a) A Capital Account shall be established and maintained for each Member.

                  (b) A Member's Capital Account shall be credited with (i) the amount of cash and the initial Book Value of any property contributed by such Member to the Company as a Capital Contribution pursuant to Sections 3.1 or 3.2, (ii) such Member's allocable share of Profits, income and gain and (iii) the amount of any Company liabilities that are expressly assumed by such Member or that are secured by any Company property distributed to such Member.

                  (c) A Member's Capital Account shall be debited with (i) the amount of cash and the Book Value of any Company property distributed to such Member pursuant to any provision of this Agreement, (ii) such Member's allocable share of Losses, deductions and other losses and (iii) the amount of any liabilities of such Member that are expressly assumed by the Company or that are secured by any property contributed by such Member to the Company.

                  (d) Upon the occurrence of certain events described in Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4) and 1.704-2,
the Manager may elect to increase or decrease the Capital Accounts of the Members to reflect a revaluation of Company property on the Company's books.

                  (e) The Capital Account of each Member shall be determined after giving effect to all transactions which have been effected prior to the time when such determination is made giving rise to the allocation of Profits and Losses and to all contributions and distributions theretofore made. Any person who acquires a Membership Interest directly from a Member, or whose Sharing Ratio shall be increased by means of a transfer to it of all or part of the interest of another Member, shall have a Capital Account which includes all or part of the Capital Account balance of the Membership Interest so acquired or transferred.

                  (f) In the event that any Member makes a loan to the Company, such loan shall not be considered a contribution to the capital of the Company and shall not increase the


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


Capital Account of the lending Member. Repayment of such loans shall not be deemed withdrawals from the capital of the Company.

                  (g) Any fees, salary or similar compensation payable to a Member pursuant to this Agreement shall be deemed a guaranteed payment for federal income tax purposes and not a distribution to such Member for such purposes. Such payments to a Member shall not reduce the Capital Account of such Member, except to the extent of its distributive share of any Company Losses or other downward capital adjustment resulting from such payment.

                  (h) From time to time the Manager may make such modifications to the manner in which the Capital Accounts are computed to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2 provided that such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to this Agreement.

                  (i) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

                  (j) No Member with a deficit balance in its Capital Account shall have any obligation to the Company or any other Member to restore such deficit balance. In addition, no venturer or partner in any Member shall have any liability to the Company or any other Member for any deficit balance in such venturer's or partner's capital account in the Member in which it is a venturer or partner. Furthermore, a deficit Capital Account balance of a Member (or a deficit capital account of a partner or venturer in a Member) shall not be deemed to be a Company asset or Company property.

         SECTION 3.7. SHARING RATIOS

         The initial Sharing Ratio of each Member is set forth opposite its respective name on Schedule 1, attached hereto and hereby made a part of this Agreement.

                                  ARTICLE IV

                                    MANAGER

         SECTION 4.1. ELECTION

         The Manager of the Company shall be HighwayMaster Communications, Inc. and HighwayMaster Communications, Inc. shall remain as Manager of the Company until the earlier of (1) HighwayMaster Communications, Inc.'s resignation as Manager or (2) the dissolution of the Company in accordance with this Agreement.



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         SECTION 4.2. VACANCIES

         Any vacancy occurring in the office of the Manager may be filled by the affirmative vote of all of the Members.

         SECTION 4.3. POWERS OF MANAGER

         To the fullest extent permitted by applicable law, the Manager shall have full, exclusive and complete discretion to manage and control the affairs of the Company, shall make all decisions affecting the Company business, shall have full authority to take any action contemplated hereby and shall have full power to exercise any and all rights generally inferred or conferred by law in connection therewith.

         SECTION 4.4. TRANSACTIONS WITH RELATED PARTIES

         The Manager may agree, contract, or arrange with the Manager, any Member or any Affiliates of any Manager or Member in the name and on behalf of the Company, for the performance of services for the Company, and the payment of compensation therefor, in carrying out the business of the Company as if such Manager, Member or Affiliate were an independent contractor, provided that the compensation for such services shall be (a) at rates comparable to the charges made to the third parties for rendering comparable services in the geographical area where the services are performed and (b) paid only for actual services rendered to the Company.

         SECTION 4.5. INDEMNIFICATION OF THE MANAGER

                  (a) To the fullest extent allowed by the Act and other applicable law, the Company shall indemnify, defend against and save harmless the Manager from, any expenses (including reasonable attorneys' fees and court costs), liabilities, claims, causes of action, losses or damages incurred by reason of any act or omission performed or omitted by the Manager in good faith on behalf of the Company or the Members and in a manner reasonably believed by such Manager to be within the scope of the authority granted to it by this Agreement, REGARDLESS OF WHETHER SUCH ACT OR OMISSION CONSTITUTED THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OF SUCH MANAGER.

                  (b) The satisfaction of any indemnification under this Section shall be from and limited to Company assets, including insurance proceeds, if any, and no Member shall have any personal liability on account thereof.


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

                                   ARTICLE V

                         ALLOCATIONS AND DISTRIBUTIONS

         SECTION 5.1. DISTRIBUTIONS

                  (a) First, to the Members, at such times as the Manager shall determine, in respect of each Member's accrued and unpaid Additional Capital Contributions, in the proportion that such Member's accrued and unpaid Additional Capital Contributions bears to the sum of all Members' accrued and unpaid Additional Capital Contributions; and

                  (b) Then the balance to the Members, pro rata, at such times as the Manager shall determine, in accordance with such Members' respective Sharing Ratios, determined as of the date of distribution.

         SECTION 5.2. ALLOCATIONS OF PROFITS AND LOSSES

                  (a) TREATMENT AS A CORPORATION. Notwithstanding anything contained in Article 5, for federal tax purposes, the Company is classified as a corporation which recognizes Profits and Losses at the Company level instead of allocating such Profits and Losses to the Members. Except as provided in the preceding sentence, for all purposes and in the event the Company is classified as a partnership for federal tax purposes, the Profits and Losses are subject to the allocation provisions as provided in Sections 5.2(b) through 5.2(h) below.

                  (b) PROFITS. Except as provided in Sections 5.2(a), 5.2(d) and 5.2(e), Profits for any Fiscal Year will be allocated in the following order:

                           (1) First, to each Member until the cumulative
Profits allocated to such Member under this Section 5.2(b)(1) equals the cumulative Losses allocated to such Member under Section 5.2(c)(2) for all prior periods; and

                           (2) The balance, if any, to the Members in
proportion to their respective Sharing Ratios.


                  (c) LOSSES. Except as provided in Section 5.2(d) and 5.2(e), Losses for any Fiscal Year will be allocated in the following order:

                           (1) First, to each Member until the cumulative
Losses allocated to such Member under this Section 5.2(c)(1) equals the cumulative Profits allocated to such Member under Section 5.2(b)(2) for all prior periods; and

                           (2) The balance, if any, to the Members in
proportion to their respective Sharing Ratios.

                  (d) SPECIAL ALLOCATIONS. Except as otherwise provided in
Section 5.2(a), the following special allocations will be made in the following order and priority:

                           (1) MEMBER MINIMUM GAIN CHARGEBACK. Notwithstanding
any other provision of this Section (other than Section 5.2(a), which shall be controlling over this Section 5.2(d)(1)), if there is a net decrease in Company Minimum Gain during any taxable year or other period for which allocations are made, the Members will be specially allocated items of Company income and gain for that period (and, if necessary, subsequent periods). The amount allocated to each Member under this Section 5.2(d)(1) shall be an amount equal to such Member's share of the net decrease in Company Minimum Gain during such year or other period determined in accordance with Treasury Regulations Section 1.704-2(g)(2). This Section 5.2(d)(1) is intended to comply with the "partnership minimum gain chargeback" requirements of the Treasury Regulations and the exceptions thereto and will be interpreted consistently therewith.

                           (2) MEMBER NONRECOURSE DEBT MINIMUM GAIN CHARGEBACK.
Notwithstanding any other provision of this Section (other than Section 5.2(a), which shall be controlling over this Section 5.2(d)(2) and Section 5.2(d)(1), which shall be applied first), if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any taxable year or other period for which allocations are made, any Member with a share of such Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt (determined under Treasury Regulations Section 1.704-(2)(i)(5)) as of the beginning of the year shall be specially allocated items of Company income and gain for that period (and, if necessary, subsequent periods) in proportion to the portion of such Member's share of the net decrease in the Member Nonrecourse Debt Minimum Gain with respect to such Member Nonrecourse Debt that is allocable to the disposition of Company property subject to such Member Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(g). This Section is intended to comply with the "partner nonrecourse debt minimum gain chargeback" requirements of the Treasury Regulations and the exceptions thereto and shall be interpreted consistently therewith.

                           (3) QUALIFIED INCOME OFFSET. A Member who
unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) will be specially allocated items of Company income and gain in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible.

                           (4) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions
for any taxable year or other period for which allocations are made will be allocated among the Members in proportion to their respective Sharing Ratios in the Company.

                           (5) MEMBER NONRECOURSE DEDUCTIONS. Notwithstanding
anything to the contrary in this Agreement (other than Section 5.2(a), which shall be controlling over this Section 5.2(d)(5)), any Member Nonrecourse Deductions for any taxable year or other period for which allocations are made will be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which the Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations
Section 1.704-2(i).

                           (6) CODE SECTION 754 ADJUSTMENTS. To the extent an
adjustment to the adjusted tax basis of any Company asset under Code Sections 734(b) or 743(b) is required to be taken into account in determining Capital Accounts under Treasury Regulations Section 1.704-1(b)(2)(iv)(m), the amount of the adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis), and the gain or loss will be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted under Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

                           (7) DEPRECIATION RECAPTURE. In the event there is
any recapture of Depreciation or investment tax credit, the allocation of gain or income attributable to such recapture shall be shared by the Members in the same proportion as the deduction for such Depreciation or investment tax credit was shared.

                           (8) INTEREST IN COMPANY. Notwithstanding any other
provision of this Agreement (other than Section 5.2(a), which shall be controlling over this Section 5.2(d)(8)), no allocation of Profit or Loss or item of Profit or Loss will be made to a Member if the allocation would not have "economic effect" under Treasury Regulations Section 1.704-1(b)(2)(ii) or otherwise would not be in accordance with the Member's interest in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3) or 1.704-1(b)(4)(iv). The Manager will have the authority to reallocate any item in accordance with this Section 5.2(d)(8).

                  (e) CURATIVE ALLOCATIONS. The allocations set forth in Sections 5.2(d)(1) through (8) (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations Section 1.704-1(b) and 1.704-2. The Regulatory Allocations may not be consistent with the manner in which the Members intend to divide Company distributions. Accordingly, the Manager is authorized to further allocate Profits, Losses, and other items among the Members so as to prevent the Regulatory Allocations from distorting the manner in which Company distributions would be divided among the Members under Sections 5.1 and 9.2 but for application of the Regulatory Allocations. In general, the reallocation will be accomplished by specially allocating other Profits, Losses and items of income, gain, loss and deduction, to the extent they exist, among the Members so that the net amount of the Regulatory Allocations and the special allocations to each Member is zero. The Manager will have discretion to accomplish this result in any reasonable manner that is consistent with Code Section 704 and the related Treasury Regulations.

                  (f) TAX ALLOCATIONS--CODE SECTION 704(C). In accordance with Code Section 704(c) and the related Treasury Regulations, income, gain, loss and deduction with respect to any property contributed to the capital of the Company, solely for tax purposes, will be allocated among the Members so as to take account of any variation between the adjusted basis to the Company of the property for federal income tax purposes and the initial Book Value. If the Book Value of any Company asset is adjusted, subsequent allocations of income, gain, loss and deduction with respect to that asset will take account of any variation between the adjusted basis of the asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) and the related Treasury Regulations. Any elections or other decisions relating to allocations under this Section 5.2(f) will be made in any manner that the Manager determines reasonably reflects the purpose and intention of this Agreement. Allocations under this Section are solely for purposes of federal, state and local taxes and will not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses or other items or distributions under any provision of this Agreement.

                  (g) OTHER ALLOCATION RULES. The following rules will apply to the calculation and allocation of Profits, Losses and other items:

                           (1) Except as otherwise provided in the Agreement,
all Profits, Losses and other items allocated to the Members will be allocated among them in proportion to their Sharing Ratios.

                           (2) For purposes of determining the Profits, Losses
or any other item allocable to any period, Profits, Losses and other items will be determined on a daily, monthly or other basis, as determined by the Manager using any permissible method under Code Section 706 and the related Treasury Regulations.

                           (3) Except as otherwise provided in this Agreement,
all items of Company income, gain, loss, deduction, credit and other allocations not provided for in this Agreement will be divided among the Members in the same proportions as they share Profits and Losses.

                  (h) MEMBER ACKNOWLEDGMENT. The Members agree to be bound by the provisions of this Section in reporting their shares of Company income and loss for income tax purposes.

         SECTION 5.3. COMPLIANCE WITH CODE

         The foregoing provisions of this Article relating to the allocation of Profits, Losses and other items for federal income tax purposes are intended to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Treasury Regulations. Notwithstanding anything to the contrary, nothing in this Article shall apply if it lacks "economic effect."

         SECTION 5.4. ALLOCATIONS UPON TRANSFER OF MEMBERSHIP INTEREST

         Profits or Losses attributable to any Membership Interest which has been transferred during any Company Fiscal Year shall be allocated between the transferor and the transferee as follows:

                  (a) For the days in such Fiscal Year prior to and including the date of the transfer, to the transferor.

                  (b) For the days in such Fiscal Year subsequent to the date of the transfer, to the transferee.

                                  ARTICLE VI

                              MEETINGS OF MEMBERS

         SECTION 6.1. PLACE OF MEETINGS

         All meetings of the Members shall be held at the principal office of the Company or at such other place within or without the State of Delaware as may be determined by the Manager and set forth in the respective notice or waivers of notice of such meeting. There shall be no annual meeting and a meeting of the Members shall only take place at such time and in such manner as the Manager determines.

         SECTION 6.2. NOTICE OF MEETINGS OF MEMBERS

         Written or printed notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Manager or person calling the meeting, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Member at his address as it appears on the transfer records of the Company, with postage prepaid.

         SECTION 6.3. QUORUM

         A Majority of the Members shall constitute a quorum at all meetings of the Members, except as otherwise provided by law or the Certificate of Formation. Once a quorum is present at the meeting of the Members, the subsequent withdrawal from the meeting of any Member prior to adjournment or the refusal of any Member to vote shall not affect the presence of a quorum at the meeting. If, however, such quorum shall not be present at any meeting of the Members, the Members entitled to vote at such meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the holders of the requisite amount of Membership Interests shall be present or represented. At any meeting of the Members at which a quorum is present, the vote of the holders of a Majority of all the Sharing Ratios owned by the Members present or represented at such meeting shall be the act of the Members, unless the vote of a greater number is required by law, the Certificate of Formation or this Agreement.

         SECTION 6.4. VOTING ON MATTERS

         For purposes of voting on matters other than a matter for which the affirmative vote of the holders of a specified portion of the Membership Interests entitled to vote is required by the Act, the Certificate of Formation or this Agreement, at any meeting of the Members at which a quorum is present, the act of the Members shall be the affirmative vote of the holders of a Majority of the Sharing Ratios owned by the Members present or represented at such meeting.

         SECTION 6.5. LIST OF MEMBERS ENTITLED TO VOTE

         The Manager shall make, at least five (5) days before each meeting of Members, a complete list of the Members entitled to vote at such meeting, or any adjournment of such meeting, arranged in alphabetical order, with the address of and the Sharing Ratio held by each, which list, for a period of five
(5) days prior to such meeting, shall be kept on file at the registered office of the Company and shall be subject to inspection by any Member at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any Member during the whole time of the meeting. However, failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

         SECTION 6.6. ACTIONS WITH OR WITHOUT A MEETING AND TELEPHONE MEETINGS

         Notwithstanding any provision contained in this Agreement, all actions of the Members provided for herein shall be taken either at a meeting and evidenced by written minutes thereof executed by an authorized Member or by written consent without a meeting. Any meeting of the Members may be held by means of a telephone conference in which all Members can hear each other. Any action which may be taken by the Members without a meeting shall be effective only if the written consent (or consents) sets forth the action so taken, and is signed by the Members owning Sharing Ratios constituting not less than the minimum number of Sharing Ratios that would be necessary to take such action if all of the Members entitled to vote on the action were present and voted thereon.


                                  ARTICLE VII

                      TRANSFERABILITY OF MEMBER'S INTEREST

         SECTION 7.1. RESTRICTIONS ON TRANSFER OF INTEREST OF A MEMBER

                  (a) Unless the Manager consents, no Member shall withdraw or retire from the Company, substitute any person in its stead or sell, exchange, transfer, give, assign, pledge, hypothecate, mortgage or dispose of all or any portion of its Membership Interest. Any such prohibited sale, exchange, transfer, gift, assignment, pledge, hypothecation, mortgage or disposition shall be void and shall result in an automatic dissolution of the Company subject to the provisions of Section 9.1; provided, however, that a Member may transfer his, her, or its Membership Interest to an Affiliate of such Member.

                  (b) Notwithstanding anything to the contrary contained herein, unless all of the Members shall consent, no Member may sell, transfer or assign all or any portion of its Membership Interest if such sale, transfer or assignment would violate any federal securities laws or any applicable state securities laws (including suitability standards).

         SECTION 7.2. ASSIGNEES

                  (a) The Company shall not recognize for any purpose any purported sale, assignment or transfer of all or any fraction of the interest of a Member unless the provisions of this Article have been satisfied, all costs of such assignment have been paid by the assigning Member, such sale, assignment or transfer is exempt from registration under the Securities Act of 1933, as amended, the Delaware Securities Act, as amended, and any other applicable state of federal securities act, and there is delivered to the Manager, upon request of the Manager, an opinion of counsel acceptable to the Manager with respect thereto, and there is filed with the Company a written and dated notification of such sale, assignment or transfer, in form satisfactory to the Manager, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee and such notification (1) contains the acceptance by the purchaser, assignee or transferee of and agreement to be bound by all the terms and provisions of this Agreement and (2) represents that such sale, assignment or transfer was made in accordance with all applicable securities laws and regulations (including suitability standards). Any sale, assignment or transfer shall be recognized by the Company as effective on the date of such notification if the date of such notification is within fifteen (15) days of the date on which such notification is filed with the Company, and otherwise shall be recognized as effective on the date such notification is filed with the Company.

                  (b) Any Member who assigns all its interest in the Company shall cease to be a Member, except that, unless and until a substituted Member has been admitted into the Company, such assigning Member shall retain the statutory rights of the assignor of a Member's interest under the Act; provided, however, that such assigning Member shall have no right to vote on, consent to or approve any matter or decision (it being intended that the Sharing Ratio of such assigning Member shall be ignored in determining whether the requisite vote, consent or approval of the Members has been obtained).

                  (c) A person who is the assignee of all or any fraction of the interest of a Member, but does not become a substituted Member, and desires to make a further assignment of such interest, shall be subject to all the provisions of this Article to the same extent and in the same manner as any Member desiring to make an assignment of its interest.

         SECTION 7.3. SUBSTITUTED MEMBERS

                  (a) No Member shall have the right to substitute in its place a purchaser, assignee, transferee, donee, heir, legatee, or other recipient of all or any portion of the Membership Interest of such Member. Any such purchaser, assignee, transferee, donee, legatee, distributee or other recipient of an interest shall be admitted to the Company as a substituted Member only with the consent of Members owning a Majority of the Sharing Ratios owned by all of such other Members, which consent may be granted or withheld by any Member in its sole discretion.

                  (b) No person shall become a substituted Member until such person has satisfied the requirements of this Article; provided, however, that for the purpose of allocating Profits, Losses and other items and distributing cash available for distribution, a person shall be treated as having become, and as appearing in the records of the Company as, a Member, as the case may be, on such date as the sale, assignment or transfer to such person was recognized by the Company pursuant to Section 7.2.

                  (c) Any purchaser, assignee, transferee, donee, heir, legatee or other recipient of all or any portion of a Membership Interest who is not admitted to the Company as a substituted Member (1) shall be entitled only to allocations and distributions with respect to such Membership Interest in accordance with this Agreement, (2) shall not have any right to vote on, consent to or approve any matter or decision (it being intended that the Sharing Ratio of such person shall be ignored for purposes of determining whether the requisite vote, consent or approval of the Members has been obtained), (3) shall not have any other rights of a Member under the Act or this Agreement, except as expressly provided in this Section 7.3(c), but (4) shall be subject to all of the duties and obligations of a Member under this Agreement, the Certificate of Formation of the Company and applicable law, including but not limited to, the provisions of Article 7 to the same extent and in the same manner as any Member.


                                 ARTICLE VIII

         BOOKS AND RECORDS; ACCOUNTING; REPORTING; TAX ELECTIONS; ETC.

         SECTION 8.1. BOOKS AND RECORDS

         The books and records of the Company shall be maintained by the Manager at the principal office of the Company and shall be available for examination at such office by any Member or its duly authorized representatives during regular business hours. Any Member, at its own expense, may cause an audit of the books and records of the Company during regular business hours and shall furnish a written report thereof to the other Members.

         SECTION 8.2. ACCOUNTING BASIS FOR TAX REPORTING PURPOSES; FISCAL YEAR

         The books and records of the Company shall be kept on such method of reporting for tax and financial reporting purposes as the Manager shall select. The Fiscal Year of the Company shall be the calendar year.

         SECTION 8.3. REPORTS

         Within ninety (90) days after the end of each Fiscal Year, the Manager shall cause the Company to send to each Member a copy of each federal and, if applicable, state income tax return of the Company for the Fiscal Year that ended, together with such other tax information as shall be reasonably necessary for the preparation by each Member of its federal and state income tax returns.

         SECTION 8.4. TAX MATTERS PARTNER

         In the event the Company is treated as a partnership for federal tax purposes, HighwayMaster Communications, Inc. shall act as the "tax matters partner" pursuant to Section 6231(a)(7) of the Code.

                                  ARTICLE IX

           DISSOLUTION, LIQUIDATION AND TERMINATION OF THE MEMBERSHIP

         SECTION 9.1. EVENTS CAUSING DISSOLUTION

                  (a) The Company shall be dissolved upon the first of the following to occur:

                           (1) upon the unanimous written agreement of all of
the Members;

                           (2) upon the election of the Manager;

                           (3) the entry of a judgment, order or decree of a
court of competent jurisdiction adjudicating the Company to be a bankrupt, and the expiration without appeal of the period, if any, allowed by applicable law in which to appeal therefrom; or

                           (4) the entry of a decree of judicial dissolution
under the Act.

                  (b) The events set forth in Section 9.1(a) constitute the only means by which a dissolution of the Company shall occur.

                  (c) Upon dissolution of the Company, the business and affairs of the Company shall terminate, and the assets of the Company shall be liquidated under this Article 9.

                  (d) Dissolution of the Company shall be effective as of the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until there has been a winding up of the Company's business and affairs, and the assets of the Company have been distributed as provided in
Section 9.2.

         SECTION 9.2. LIQUIDATION; SALE OF SUBSTANTIALLY ALL OF THE ASSETS

                  (a) Subject to the restrictions and limitations contained in this Agreement, upon dissolution of the Company, the Manager may cause any part or all of the Company assets to be sold in such manner as the Manager shall determine in an effort to obtain the best prices for such assets (provided, however, that the Manager may distribute Company assets in kind to the Members to the extent practicable). During the liquidation period, the Manager shall have the right to continue to operate and otherwise to deal with Company property to the same extent the Manager has such right prior to dissolution of the Company. In the event that the sole remaining Manager has dissolved, withdrawn or becomes bankrupt or legally incapacitated, the Members may, within thirty (30) days after any such occurrence, appoint a person to perform the functions of the Manager in liquidating the assets of the Company and winding up its affairs.

                  (b) In settling accounts after dissolution, the assets of the Company shall be paid or distributed in the following order:

                           (1) first, to third party creditors, in the order of
priority as provided by law;

                           (2) then, to the Members and their respective
Affiliates for any fees or other compensation or any unreimbursed costs and expenses owing to the Members or their respective Affiliates, and then to the repayment of any loans with interest, made by any Member to the Company;

                           (3) then, an amount equal to the then remaining
positive balances in the Capital Accounts of the Members shall be distributed to the Members in proportion to the amount of such balances; and

                           (4) then, any remainder shall be distributed to the
Members, pro rata, in accordance with their respective Sharing Ratios.

         Notwithstanding the foregoing, no distributions shall be made pursuant to this Section 9.2 before giving effect to the allocations of Profits, Losses and other items, pursuant to Section 5.2.

         SECTION 9.3. DISTRIBUTIONS IN KIND

         If any assets of the Company are distributed in kind pursuant to this Agreement, such assets shall be distributed to the Members entitled thereto as tenants-in-common in the same proportions as the Members would have been entitled to cash distributions if such property had been sold for cash at its fair market value and the net proceeds thereof distributed to the Members. In the event that distributions in kind are made to the Members upon dissolution and liquidation of the Company, the Capital Account balances of such Members shall be adjusted to reflect the Members' allocable share of gain or loss which would have resulted if the distributed property had been sold at its fair market value (as determined in accordance with the method for determining Book Value).

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. ADDRESS FOR NOTICES

         All notices, demands, consents and reports provided for in this Agreement shall be in writing and shall be given to the parties at the addresses set forth herein or at such other addresses as the Members may hereafter specify in writing. Such notices may be delivered by hand, or by telex, telegram, facsimile or telecopy, or may be mailed, postage prepaid, by certified or registered mail, by a deposit in a depository for the receipt of mail regularly maintained by the United States Postal Service. All notices which are hand delivered or given by telex, telegram, facsimile or telecopy shall be deemed given on the date of delivery. Except as otherwise provided herein, all notices which are mailed in the manner provided above shall be deemed given three (3) days after being mailed.

         SECTION 10.2. ADDITIONAL DOCUMENTS AND ACTS

         In connection with this Agreement, as well as all transactions contemplated by this Agreement, the Members agree to execute such additional documents and papers, and to perform and do such additional acts as may be necessary and proper to effectuate and carry out all of the provisions of this Agreement.

         SECTION 10.3. ASSUMED NAME

         The Manager shall execute and file all assumed name certificates required by applicable law.

         SECTION 10.4. QUALIFICATION IN FOREIGN JURISDICTIONS

         The Manager shall take such steps as are necessary or desirable to allow the Company to conduct business in any jurisdiction where the Company desires to conduct business.

         SECTION 10.5. APPLICATION OF DELAWARE LAW

         This Agreement and the application or interpretation hereof, shall be governed exclusively by the laws of the State of Delaware, and specifically the Act.

         SECTION 10.6. NO ACTION FOR PARTITION

         No Member shall have any right to maintain any action for partition with respect to the property of the Company.

         SECTION 10.7. HEADINGS AND SECTIONS

         The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. Unless the context requires otherwise, all references in this Agreement to Sections or Articles shall be deemed to mean and refer to Sections or Articles of this Agreement.

         SECTION 10.8. AMENDMENT OF CERTIFICATE OF FORMATION AND AGREEMENT

         Except as otherwise expressly set forth in this Agreement, the Certificate of Formation of the Company and this Agreement may be amended, supplemented or restated at any time by the Manager as it determines in its sole discretion.

         SECTION 10.9. NUMBERS AND GENDER

         Where the context so indicates, the masculine shall include feminine and neuter, and the neuter shall include the masculine and feminine, and the singular shall include the plural.

         SECTION 10.10. BINDING EFFECT

         Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the Members, their distributees, heirs, legal representatives, executors, administrators, successors and assigns.

         SECTION 10.11. COUNTERPARTS

         This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and shall be binding upon the Member who executed the same, but all of such counterparts shall constitute the same Agreement.

         SECTION 10.12. APPROVALS

         Except where otherwise indicated, all approvals, consents and other similar rights of the Members or Manager, or of any portion of the Members or Manager, pursuant to this Agreement may be exercised by such Members or Manager, and such approvals and consents may be granted or denied by such Members or Manager, in their sole and absolute discretion.

         IN WITNESS WHEREOF, the undersigned, being the sole Member and Manager of the Company named in the Certificate of Formation of the Company has caused this Agreement to be duly adopted by the Company effective as of the day first above written.

MANAGER:                                    MEMBER:


HIGHWAYMASTER                               HIGHWAYMASTER
COMMUNICATIONS, INC., a                     COMMUNICATIONS, INC., a
Delaware corporation                        Delaware corporation


By: /S/ JANA BELL                           By: /S/ JANA BELL
   ---------------------------                  --------------------------------
Name: JANA BELL                             Name: JANA BELL
      ------------------------                    ------------------------------
Its: PRESIDENT & CEO                        Its: PRESIDENT & CEO
     -------------------------                   -------------------------------

                                   SCHEDULE 1

  Name, Address, Initial Capital Contribution and Sharing Ratio of the Member



Name and Address:                           Initial Capital Contribution               Sharing Ratio
----------------                            ----------------------------               -------------


HighwayMaster Communications, Inc.                   $1,000.00                             100%
1155 Kas Drive, Suite 100
Richardson, Texas 75081